CASE       DATE   STATE   COMPANY    PLAINT DEFEND ANSWER      ACTION
-------    ------ -----   --------   ------ ------ ------   -----------------
JAMES      9/1/88  PA     CHARKATE     1     16      Y      James v Master
                                                            Chemical Products,
                                                            Inc., et al v
                                                            Charkate Glove &
                                                            Specialty Company.
Comments:  The Company has been brought into this action as an additional defendant by Master Chemical Products Inc.
Damages: 6 counts each for damages in excess of $20,000 for compensatory and damages in excess of $20,000 for punitive damages.

GANDZYK    1/1/89  PA      CHARKATE    2      14    Y       Gandzyk, et al v
                                                            Master Chemical
                                                            Products, Inc. et
                                                            al v Charkate
                                                            Glove & Specialty
                                                            Company
Comments:  The Company has been brought into this action as an additional defendant by Master Chemical Products Inc.
Damages: 6 counts each for damages in excess of $20,000 for compensatory and damages in excess of $20,000 for punitive damages

ARGENZIANO 2/1/89 NJ       EASTCO      1      57    Y       Argenziano v
                                                            American
                                                            Insulation
                                                            Corporation, et al
                                                            and Pulmosan
                                                            Safetyd Equipment
                                                            Corp. v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Co
Comments:  The Company has been brought into this action as a third party defendant by Pulmosan Safety Equipment Corp. The Company has also been brought into this action as a third party defendant by Safeguard Industrial Equipment Co.
Damages:   **

PENTONY  6/1/87   NY       EASTCO      2      1 Y   Pentony, et al v
                                                    Charkate & Eastco
                                                    Industrial Safety
                                                    Corporation
Comment: The Company has been brought into this action as a first party defendant
Damages: 1 cause of action for $10 million in punitive damages, 1 cause of action for $10 million compensatory damages and 1 cause of action for $5000,000 compensatory damages.
PAGE

SAFEGUARD  2/1/88  NJ  CHARKATE  3     0      Y Safeguard v Steel
                                                Grip Safety
                                                Apparel Co.,
                                                Charkate Glove and
                                                Specialty Co.,
                                                Inc. and Rite
                                                Glove Co.
Comment: The Company has been brought into this action by Safeguard
         Industrial Equipment Company *Refusal to defend pertains to two (2) plaintiffs only
Damages: **

HORNACK  9/1/88    PA      CHARKATE    2      14    Y       Hornack, et al v
                                                            Master Chemical
                                                            Products, Inc., et
                                                            al v Charkate
                                                            Glove & Specialty
                                                            Company
Comments:  The Company has been brought into this action as an additional defendant by Master Chemical Products Inc.
Damages: 6 counts each for damages in excess of $20,000 for compensatory and damages in excess of $20,000 for punitive damages

DANOWSKI 4/1/89    PA      EASTCO      2      13    Y       Danowski, et al v
                                                            Celotex
                                                            Corporation,
                                                            Eastco, Inc. a
                                                            Division of
                                                            Charkate Glove
                                                            Specialty Company
Comments:  The Company has been brought into this action as a first party defendant.
Damages: 6 counts each for damages in excess of $20,000 for compensatory and damages in excess of $20,000 for punitive damages.

NOVAK    6/1/89    NJ      CHARKATE    2      16    Y       Novak, et al v
                                                            Celotex
                                                            Corporation, et al
                                                            and Safeguard
                                                            Industrial
                                                            Equipment Co. v
                                                            Charkate Glove &
                                                            Specialty Co. and
                                                            Rite Glove Corp.,
                                                            et al
Comments:  The Company has been brought into this action as a third party defendant by Safeguard Industrial Equipment Co. NOTE: During March, 1991 the Company was brought into this action as a first party defendant.
Damages:   **

BEZKORO-
WAYNY    6/1/89    NJ      CHARKATE    3      57    Y       Bezkorowayny, et
                                                            al v American
                                                            Insulation Co., et
                                                            al and Safeguard
                                                            Industrial
                                                            Equipment Co. v
                                                            Charkate Glove and
                                                            Specialty Co.,
                                                            Inc. and Rite
                                                            Glove Corp., et al
Comments:  The Company has been brought into this action as a third party defendant by Safeguard Industrial Equipment Co.
           NOTE: During February 1990 the Company was brought into this action as a third party defendant by Pulmosan Safety Equipment
           Corp.
Damages:   **

REALIN   6/1/89    NJ      CHARKATE    2      16    Y       Realin, et al  v
                                                            Celotex
                                                            Corporation, et al
                                                            and Safeguard
                                                            Industrial
                                                            Equipment Co. v
                                                            Charkate Glvoe and
                                                            Specialty Co.,
                                                            Inc. and Rite
                                                            Glove Co., et al

Comments:  The Company has been brought into this action as a third party defendant by Safeguard Industrial Equipment Co.
Damages:   **

TOMAINE  9/1/89    PA      EASTCO      2      16    Y       Tomaine, et al v
                                                            Celotex
                                                            Corporation,
                                                            Eastco, Inc. a
                                                            Division of
                                                            Charkate Glove
                                                            Specialty Company
Comments:  The Company has been brought into this action as a first party defendant.
Damages: 6 counts each for damages in excess of $20,000 for compensatory and damages in excess of $20,000 for punitive damages

PAGE

PACELLI  9/1/89    PA      EASTCO      2      16    Y       Pacelli, et al v
                                                            Celotex
                                                            Corporation,
                                                            Eastco, Inc. a
                                                            Division of
                                                            Charkate Glove
                                                            Specialty Company
Comments:  The Company has been brought into this action as a first party defendant.
Damages: 6 counts each for damages in excess of $20,000 for compensatory and damages in excess of $20,000 for punitive damages

PAWLSKI  9/1/89    PA      EASTCO      2      18    Y       Pawlski, et al v
                                                            Celotex
                                                            Corporation,
                                                            Eastco, Inc. a
                                                            Division of
                                                            Charkate Glove
                                                            Specialty Company
Comments:  The Company has been brought into this action as a first party defendant.
           NOTE:  *Refusal to defend with respect to Hartford Insurance.
Damages: 6 counts each for damages in excess of $20,000 for compensatory and damages in excess of $20,000 for punitive damages

LEARY    5/1/90    PA      EASTCO      2      14    Y       Leary, et al v
                                                            Owens Illinois
                                                            Glass Company,
                                                            Eastco, Inc., a
                                                            Division of
                                                            Charkate Glvoe
                                                            Specialty Co., et
                                                            al
Comments:  The Company has been brought into this action as a first party defendant.
Damages: 6 counts each in excess of $20,000 for compensatory and punitive damages.

PETROSKY 6/1/90    PA      CHARKATE    2      12    Y       Petrosky, et al v
                                                            Celotex
                                                            Corporation,
                                                            Charkate Glove &
                                                            Specialty Company,
                                                            et al
Comments:  Charkate has been brought into this action as an additional defendant by Julius Kraft Company
Damages: 6 counts each in excess of $20,000 for compensatory and punitive damages.

FREEMAN  7/1/90    NJ      EASTCO      2      65    Y       Freeman, et al v
                                                            A.C. & S., Inc.,
                                                            Eastco Industrial
                                                            Safety Corp.,
                                                            a/k/a Charkate
                                                            Glove and
                                                            Specialty Company,
                                                            et al
Comments:  The Company has been brought into this action as a first party defendant.
Damages:   **

ZYMSKY   7/1/90    PA      EASTCO      2      0 Y           Zymsky, Theresa

Comments: Appearance through counsel without service upon the Company.
Damages: Advised during August 1991 that attorneys for the Company in Pennsylvania filed an answer for the Company.

LEFKOWITZ  8/1/90  NJ  EASTCO    1     58     Y            Lefkowitz v
                                                           Pulmosan Safety
                                                           Equipment Corp.,
                                                           et al v Eastco
                                                           Industrial Safety
                                                           Corp., a/k/a
                                                           Charkate Glove and
                                                           Specialty Co.
Comments:  The Company has been brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

JANUARY  9/1/90    NJ      EASTCO      2      55    Y       January, et al v
                                                            Anchor Packing
                                                            Co., et al,
                                                            including Pulmosan
                                                            Safety Equipment
                                                            Corp. v Eastco
                                                            Industrial Safety
                                                            Corp., a/k/a
                                                            Charkate Glove and
                                                            Specialty Co.

Comments:  The Company has been brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

PAGE

BECKETT  9/1/90    NJ      EASTCO      9      64    Y       Beckett, et al v
                                                            Anchor Packing
                                                            Co., et al,
                                                            including Pulmosan
                                                            Safety Equipment
                                                            Corp. v Eastco
                                                            Industrial Safety
                                                            Corp., a/k/a
                                                            Charkate Glove and
                                                            Specialty Co.
Comments:  The Company has been brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

TOTH     9/1/90    NJ      EASTCO      1      37    Y       Toth v Anchor
                                                            Packing Co., et
                                                            al, including
                                                            Pulmosan Safety
                                                            Equipment Corp. v
                                                            Eastco Industrial
                                                            Safety Corp.,
                                                            a/k/a Charkate
                                                            Glove and
                                                            Specialty Co.
Comments:  The Company has been brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

MANNING  10/1/90   NJ      EASTCO      2      55    Y       Manning, et al v
                                                            Anchor Packing
                                                            Co., et al,
                                                            including Pulmosan
                                                            Safety Equipment
                                                            Corp. v Eastco
                                                            Industrial Safety
                                                            Corp., a/k/a
                                                            Charkate Glove and
                                                            Specialty Co.
Comments:  The Company has been brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

GABOURY  10/1/90   NJ      EASTCO      2      54    Y       Gaboury, et al  v
                                                            Anchor Packing
                                                            Co., et al,
                                                            including Pulmosan
                                                            Safety Equipment
                                                            Corp. v Eastco
                                                            Industrial Safety
                                                            Corp., a/k/a
                                                            Charkate Glove and
                                                            Specialty Co.

Comments:  The Company has been brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

RAHL     11/1/90   NJ      EASTCO      2      56    Y       Rahl, et al  v
                                                            Anchor Packing
                                                            Co., et al,
                                                            including Pulmosan
                                                            Safety Equipment
                                                            Corp. v Eastco
                                                            Industrial Safety
                                                            Corp., a/k/a
                                                            Charkate Glove and
                                                            Specialty Co.

Comments:  The Company has been brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

CZARNECKI  11/1/90   NJ    EASTCO      1      59    Y       Czarnecki  v
                                                            Anchor Packing
                                                            Co., et al,
                                                            including Pulmosan
                                                            Safety Equipment
                                                            Corp. v Eastco
                                                            Industrial Safety
                                                            Corp., a/k/a
                                                            Charkate Glove and
                                                            Specialty Co.

Comments:  The Company has been brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

PAGE

ALESSI   12/1/90   NJ      EASTCO      2      55    Y       Alessi, et al  v
                                                            Anchor Packing
                                                            Co., et al,
                                                            including Pulmosan
                                                            Safety Equipment
                                                            Corp. v Eastco
                                                            Industrial Safety
                                                            Corp., a/k/a
                                                            Charkate Glove and
                                                            Specialty Co.

Comments:  The Company has been brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

CYR      12/1/90   NJ      EASTCO      2      53    Y       Cyr, et al  v
                                                            Anchor Packing
                                                            Co., et al,
                                                            including Pulmosan
                                                            Safety Equipment
                                                            Corp. v Eastco
                                                            Industrial Safety
                                                            Corp., a/k/a
                                                            Charkate Glove and
                                                            Specialty Co.

Comments:  The Company has been brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

LINDLAR  12/1/90   NJ      EASTCO      6      57    Y       Lindlar, et al  v
                                                            Anchor Packing
                                                            Co., et al,
                                                            including Pulmosan
                                                            Safety Equipment
                                                            Corp. v Eastco
                                                            Industrial Safety
                                                            Corp., a/k/a
                                                            Charkate Glove and
                                                            Specialty Co.

Comments:  The Company has been brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

SHJARBACK  1/1/91  NJ  EASTCO    3     61     Y             Shjarback, et al
                                                            v Anchor Packing
                                                            Co., et al,
                                                            including Pulmosan
                                                            Safety Equipment
                                                            Corp. v Eastco
                                                            Industrial Safety
                                                            Corp., a/k/a
                                                            Charkate Glove and
                                                            Specialty Co.
Comments:  The Company has been brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

TOMNEY   1/1/91    NJ      EASTCO      1      51    Y       Tomney  v Anchor
                                                            Packing Co., et
                                                            al, including
                                                            Pulmosan Safety
                                                            Equipment Corp. v
                                                            Eastco Industrial
                                                            Safety Corp.,
                                                            a/k/a Charkate
                                                            Glove and
                                                            Specialty Co.

Comments:  The Company has been brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

SPELLMAN 4/1/91    NJ      EASTCO      1      57    Y       Spellman  v
                                                            Anchor Packing,
                                                            Inc., et al,
                                                            including Pulmosan
                                                            Safety Equipment
                                                            Corp. v Eastco
                                                            Industrial Safety
                                                            Corp., a/k/a
                                                            Charkate Glove and
                                                            Specialty Co.

Comments:  The Company has been brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

CARLUCCIO  4/1/91  NJ  EASTCO    5     58     Y             Carluccio, et al v
                                                            Anchor Packing,
                                                            Inc., et al,
                                                            including Pulmosan
                                                            Safety Equipment
                                                            Corp. v Eastco
                                                            Industrial Safety
                                                            Corp., a/k/a
                                                            Charkate Glove and
                                                            Specialty Co.

Comments:  The Company has been brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

ENGLAND  4/1/91    NJ      EASTCO      2      55    Y       England, et al v
                                                            Anchor Packing,
                                                            Inc., et al,
                                                            including Pulmosan
                                                            Safety Equipment
                                                            Corp. v Eastco
                                                            Industrial Safety
                                                            Corp., a/k/a
                                                            Charkate Glove and
                                                            Specialty Co.

Comments:  The Company has been brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

SABO     4/1/91    NJ      EASTCO      2      55    Y       Sabo, et al v
                                                            Anchor Packing,
                                                            Inc., et al,
                                                            including Pulmosan
                                                            Safety Equipment
                                                            Corp. v Eastco
                                                            Industrial Safety
                                                            Corp., a/k/a
                                                            Charkate Glove and
                                                            Specialty Co.

Comments:  The Company has been brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

PAGE

MOLNAR   4/1/91    NJ      EASTCO      2      22    Y       Molnar, et al v
                                                            A. Pendleton Co.,
                                                            Inc., Eastco
                                                            Industrial Safety
                                                            Corp., a/k/a
                                                            Charkate Glove and
                                                            Specialty Co.,
                                                            Rite Glove Corp.,
                                                            et al
Comments:  The Company was brought into this action as a first party
           defendant.      NOTE: Rite Glove Corp. named but not served
Damages:   **
NUNN     5/1/91    NJ      EASTCO      2      58    Y       Nunn, et al  v
                                                            Anchor Packing
                                                            Co., et al,
                                                            including Pulmosan
                                                            Safety Equipment
                                                            Corp. v Eastco
                                                            Industrial Safety
                                                            Corp., a/k/a
                                                            Charkate Glove and
                                                            Specialty Co.

Comments:  The Company has been brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

McGUINNESS 8/1/91  NJ  EASTCO    1     59     Y             McGuinness   v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

BUNDA    9/1/91    NJ      EASTCO      1      60    Y       Bunda v Anchor
                                                            Packing Co., et
                                                            al, including
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

SWEENEY  8/1/91    NJ      EASTCO      10     61    Y       Sweeney, et al   v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

BROWN    2/1/92    NJ      EASTCO      2      32    Y       Brown, et al v The
                                                            Anchor Packing
                                                            Co., Eastco
                                                            Industrial Safety
                                                            Corp., et al
Comments:  The Company has been brought into this action as a first party defendant.
Damages:   **

PETERSON 9/1/92    NJ      EASTCO      2      59    Y       Peterson, et al  v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

MARCOG-
LIESE    10/1/92   NJ      EASTCO      2      57    Y       Marcogliese, et al
                                                            v Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

PAGE

BEVILACQUA 11/1/92 NJ      EASTCO      2      59    Y       Bevilacqua, et al
                                                            v Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

BRANSON  11/1/92   NJ      EASTCO      2      49    Y       Branson, et al  v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

PRATHER  1/1/93    NJ      EASTCO      1      23    Y       Prather v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

SZABO    1/1/93    NJ      EASTCO      2      28    Y       Szabo, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

PAGE

ESTOCK   1/1/93    NJ      EASTCO      2      49    N       Estock, J., et al
                                                            v Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

INGRAM   1/1/93    NJ      EASTCO      1      60    Y       Ingram v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

TEDESCO  1/1/93    NJ      EASTCO      2      58    Y       Tedesco, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

McGRATH  1/1/93    NJ      EASTCO      2      61    Y       McGrath, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

PAGE

TIER     1/1/93    NJ      EASTCO      2      58    Y       Tier, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

IANDOLI  2/1/93    NJ      EASTCO      2      58    Y       Iandoli, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

FLANAGAN 3/1/93    NJ      EASTCO      1      57    Y       Flanagan v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

BUTLER   4/1/93    NJ      EASTCO      1      62    Y       Butler v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

PAGE

PENDLETON  4/1/93  NJ  EASTCO    1     29     Y     Pendleton v
                                                    Pulmosan Safety
                                                    Equipment Corp.,
                                                    et al v Eastco
                                                    Industrial Safety
                                                    Corp. a/k/a
                                                    Charkate Glove and
                                                    Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

COFFEE   4/1/93    NJ      EASTCO      1      38    Y       Coffee v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company


Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

CASTAGNA 4/1/93    NJ      EASTCO      1      58    Y       Castagna v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

MARGL    4/1/93    NJ      EASTCO      2      49    Y       Margl, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

PAGE

MARTINEZ 6/1/93    NJ      EASTCO      1      24    Y       Martinez v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

TELFOR   6/1/93    NJ      EASTCO      2      28    Y       Telfor, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

BAILEY   6/1/93    NJ      EASTCO      2      21    Y       Bailey, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

SLECKMAN 6/1/93    NJ      EASTCO      1      62    Y       Sleckman v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

PAGE

RACZYNSKY  7/1/93  NJ  EASTCO    1     28     Y            Raczynsky v
                                                           Pulmosan Safety
                                                           Equipment Corp.,
                                                           et al v Eastco
                                                           Industrial Safety
                                                           Corp. a/k/a
                                                           Charkate Glove and
                                                           Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

AGLIATA  7/1/93    NJ      EASTCO      2      77    Y       Agliata, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

SILVA    7/1/93    CA      EASTCO      1      351   Y       Silva, Robert v
                                                            Abex Corporation,
                                                            Charkate Work Safe
                                                            Manufacturing Co.,
                                                            a division of
                                                            Eastco Industrial
                                                            Safety, et al
Comments:  The Company was brought into this action as a first party defendant
Damages:   **

GONZALEZ 8/1/93    NJ      EASTCO      2      28    Y       Gonzalez, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

PAGE

JANCSEK  8/1/93    NJ      EASTCO      2      26    Y       Jancsek, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

VAUGHN   8/1/93    NJ      EASTCO      2      44    Y       Vaughn, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

SCHWARZ  9/1/93    NJ      EASTCO      1      58    Y       Schwarz, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

PODUBYNSKY 9/1/93  NJ  EASTCO    2     29     Y     Podubynsky, et al
                                                    v Pulmosan Safety
                                                    Equipment Corp.,
                                                    et al v Eastco
                                                    Industrial Safety
                                                    Corp. a/k/a
                                                    Charkate Glove and
                                                    Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

ORAS     10/1/93   NJ      EASTCO      2      52    Y       Oras, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

MUTH     10/1/93   NJ      EASTCO      1      23    Y       Muth, Albert v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

CHAPMAN  10/1/93   NJ      EASTCO      2      26    Y       Chapman, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

HARRINGTON 10/1/93   NJ    EASTCO      1      58    Y       Harrington v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

PAGE

CHEVALIER  12/1/93     NJ  EASTCO      2      36    Y       Chevalier, er al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

JAGLOWSKI  12/1/93   NJ    EASTCO      2      51    Y       Jaglowski, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

D'APOLITO  12/1/93   NJ    EASTCO      1      46    Y       D'Apolito v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

CORNWELL 12/1/93   NJ      EASTCO      1      46    Y       Cornwell, John v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

PAGE

PAONE    12/1/93   NJ      EASTCO      2      46    Y       Paone, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

ROMERO   12/1/93   NJ      EASTCO      1      51    Y       Romero, Angelo v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

JOHNSON  12/1/93   NJ      EASTCO      2      40    Y       Johnson, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

MURPHY   1/1/94    NJ      EASTCO      1      46    Y       Murphy, Wm. v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

BEITZ    1/1/94    NJ      EASTCO      1      46    Y       Beitz v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

KOVACK   1/1/94    NJ      EASTCO      1      46    Y       Kovacs v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

SPIEWAK  1/1/94    NJ      EASTCO      1      46    Y       Spiewak v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

MITCHELL,
 A.      1/1/94    NJ      EASTCO      1      46    Y       Mitchell, Arthur v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

PEREZ, A.  1/1/94 NJ   EASTCO    1     46     Y             Perez, A. v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

EGAN     1/1/94    NJ      EASTCO      1      46    Y       Egan, John v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

SHINE,
WILLIAM  1/1/94    NJ      EASTCO      1      58    Y       Shine, William v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

GRANT, S.  1/1/94 NJ   EASTCO    2     24     Y             Grant S., et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

PAGE

THOMSON  1/1/94    NJ      EASTCO      2      25    Y       Thomson, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

RING,
JOSEPH   1/1/94    NJ      EASTCO      1      26    Y       Ring, Joseph v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

JACKSON,
LEROY    1/1/94    NJ      EASTCO      2      26    Y       Jackson, Leroy, et
                                                            al v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

BABISH,
P.       1/1/94    NJ      EASTCO      1      59    N       Babish, Paula v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

SUTAK    1/1/94    NJ      EASTCO      1      22    Y       Sutak, Joseph v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

FARKAS   3/1/94    NJ      EASTCO      2      27    N       Farkas, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

CSAKI    3/1/94    NJ      EASTCO      1      26    Y       Csaki, Ronald v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

INFANTE  3/1/94    NJ      EASTCO      2      35    Y       Infante, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

BROWN, O.  3/1/94 NJ   EASTCO    2     40     Y            Brown, Oliver, et
                                                           al v  Pulmosan
                                                           Safety Equipment
                                                           Corp., et al v
                                                           Eastco Industrial
                                                           Safety Corp. a/k/a
                                                           Charkate Glove and
                                                           Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

REZES    3/1/94    NJ      EASTCO      2      40    Y       Rezes, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

GELATO   3/1/94    NJ      EASTCO      1      41    N       Gelato, P. v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

HELFRICH 3/1/94    NJ      EASTCO      2      61    N       Helfrich, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

PAGE

SMITH    3/1/94    NJ      EASTCO      2      20    Y       Smith, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

WILSON   3/1/94    NJ      EASTCO      2      24    N       Wilson, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

DANBRE-
VILLE    4/1/94    NJ      EASTCO      2      56    Y       Danbreville, et al
                                                            v  Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

DANEKE   4/1/94    NJ      EASTCO      2      55    Y       Daneke, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

PAGE

DeSIMMONEM 4/1/94 NJ   EASTCO    2     55     Y            DeSimonem, et al v
                                                           Pulmosan Safety
                                                           Equipment Corp.,
                                                           et al v Eastco
                                                           Industrial Safety
                                                           Corp. a/k/a
                                                           Charkate Glove and
                                                           Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

FERNANDEZ,
E.         4/1/94 NJ   EASTCO    1     55     Y            Fernandez, E. v
                                                           Pulmosan Safety
                                                           Equipment Corp.,
                                                           et al v Eastco
                                                           Industrial Safety
                                                           Corp. a/k/a
                                                           Charkate Glove and
                                                           Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

MAHALCHICK 4/1/94 NJ   EASTCO    2     53     Y            Mahalchick, et al
                                                           v  Pulmosan Safety
                                                           Equipment Corp.,
                                                           et al v Eastco
                                                           Industrial Safety
                                                           Corp. a/k/a
                                                           Charkate Glove and
                                                           Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

CERKA    4/1/94    NJ      EASTCO      2      86    Y       Cerka, et al  v
                                                            A.C.&S., Inc.,
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a first party defendant.
           NOTE: During 5/94 the Company was brought into this action as a third party defendant by Pulmosan. During 8/94 the Company was served as a first party defendant.
Damages:   ****

PAGE

YOUNG    4/1/94    NJ      EASTCO      2      56    Y       Young, et al  v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

WAGNER   4/1/94    NJ      EASTCO      2      39    Y       Wagner, et al  v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

PAPA     4/1/94    NJ      EASTCO      1      56    Y       Papa, Dominick  v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

RICCI    4/1/94    NJ      EASTCO      2      56    Y       Ricci, et al  v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

PAGE

OLDFIELD 4/1/94    NJ      EASTCO      1      56    Y       Oldfield, Richard
                                                            v  Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

MOSS     4/1/94    NJ      EASTCO      2      56    Y       Moss, et al  v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

MITE     4/1/94    NJ      EASTCO      2      56    Y       Mite, et al  v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

MAROSI   4/1/94    NJ      EASTCO      2      56    Y       Mirosi, et al  v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

PAGE

HARVEY, P. 4/1/94  NJ  EASTCO    1     56     Y             Harvey, Patrick  v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

GNAPP    4/1/94    NJ      EASTCO      2      56    Y       Gnapp, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

BARAT    4/1/94    NJ      EASTCO      1      41    Y       Barat, Jamesl v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

ARLEQUIN,
I.       4/1/94    NJ      EASTCO      2      40    Y       Arlequin, Israel.,
                                                            et al v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

PAGE

BIONDO   5/1/94    NJ      EASTCO      1      55    Y       Biondo, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

BUTCHKO  5/1/94    NJ      EASTCO      2      60    Y       Butchko, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

DAVID    5/1/94    NJ      EASTCO      2      41    N       David, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

GAYDOS   5/1/94    NJ      EASTCO      1      36    Y       Gaydos v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

ZUBER    5/1/94    NJ      EASTCO      2      24    Y       Zuber, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

BRITTON  5/24/94   NJ      EASTCO      2      24    Y       Britton, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

DEMSKI   5/24/94   NJ      EASTCO      2      30    Y       Demski, et al v
                                                            The Anchor Packing
                                                            Company, v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a first party defendant.
Damages:   ****

FULTZ    5/24/94   NJ      EASTCO      2      33    Y       Fultz, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

PAGE

CRAVEN   5/31/94   NJ      EASTCO      2      24    Y       Craven, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

GRIFFIS  5/31/94   NJ      EASTCO      2      23    Y       Griffis, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

LODATO   5/31/94   NJ      EASTCO      2      40    Y       Lodato, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

MENDES   5/31/94   NJ      EASTCO      2      40    Y       Mendes, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

PAGE

MILLIAN  5/31/94   NJ      EASTCO      2      40    Y       Millian, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

POLITES  5/31/94   NJ      EASTCO      2      25    Y       Polites, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

SALVAGGIO  5/31/94   NJ    EASTCO      1      29    Y       Salvaggio, Daniel
                                                            v Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

WELCH    5/31/94   NJ      EASTCO      1      25    Y       Welch, William v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

PAGE

WOOD     5/31/94   NJ      EASTCO      2      22    Y       Wood, Isaac. et al
                                                            v Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   **

PERRINE  6/2/94    NJ      EASTCO      2      41    Y       Perrine, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

MURRAY   6/2/94    NJ      EASTCO      2      21    Y       Murray, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

MATUSEWSKI 6/2/94 NJ   EASTCO    2     19     Y     Matusewski, et al
                                                    v Pulmosan Safety
                                                    Equipment Corp.,
                                                    et al v Eastco
                                                    Industrial Safety
                                                    Corp. a/k/a
                                                    Charkate Glove and
                                                    Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

PAGE

LAMONT   6/2/94    NJ      EASTCO      2      23    Y       Lamont, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

KARR     6/2/94    NJ      EASTCO      2      38    Y       Karr, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

DONOGHUE 6/24/94   NJ      EASTCO      2      59    Y       Donoghue, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

ESPOSITO 6/24/94   NJ      EASTCO      2      41    Y       Esposito, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

PAGE

HARVEY, T. 6/24/94   NJ    EASTCO      1      37    Y       Harvey, Thomas v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

KILCOMINS  6/24/94 NJ      EASTCO      1      38    Y       Kilcomins, Eugene
                                                            v Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

PARISI   6/24/94   NJ      EASTCO      2      50    Y       Parisi, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

SATTERTH-
WAITE    6/24/94   NJ      EASTCO      2      24    Y       Satterthwaite, et
                                                            al v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

PAGE

SHANAHAN 6/24/94   NJ      EASTCO      2      41    Y       Shanahan, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

STILES   6/24/94   NJ      EASTCO      2      67    Y       Stiles, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

WHITEHURST 6/24/94 NJ      EASTCO      1      36    Y       Whitehurst,
                                                            Johnnie v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

YURKONIS 6/24/94   NJ      EASTCO      2      38    Y       Yurkonis, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

BENJAMIN,
NATHANIEL  7/20/94 NJ      EASTCO      2      22    Y       Benjamin,
                                                            Nathaniel, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****
MASON,
LAWRENCE 7/20/94   NJ      EASTCO      2      25    Y       Mason, Lawrence,
                                                            et al v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

SMITH,
CHARLES  7/20/94   NJ      EASTCO      1      22    Y       Smith, Charles v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

BRICKMAN,
WILLIAM  7/22/94   NJ      EASTCO      2      40    Y       Brickman, William,
                                                            et al v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****
PAGE

CORDWELL,
GEORGE   7/22/94   NJ      EASTCO      2      23    Y       Cordwell, George,
                                                            et al v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

KERNER,
CHARLES  7/22/94   NJ      EASTCO      2      40    Y       Kerner, Charles,
                                                            et al v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

MIRABELLI,
MARIE    7/22/94   NJ      EASTCO      2      21    Y       Mirabelli, Marie,
                                                            et al v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

SCHMIDLAPP,
FRANK    7/22/94   NJ      EASTCO      2      40    Y       Schmidlapp, Frank,
                                                            et al v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****
PAGE

CSONTOS,
STEVE    7/27/94   NJ      EASTCO      2      25    Y       Csontos, Steve, et
                                                            al v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

DIPIERRO,
VINCENT  7/27/94   NJ      EASTCO      1      23    Y       DiPierro, Vincent
                                                            v Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

HARTLAUB,
JAY      7/27/94   NJ      EASTCO      2      54    Y       Hartlaub, Jay, et
                                                            al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

RASIMOWICZ,
STEVE    7/27/94   NJ      EASTCO      2      41    Y       Rasimowicz, Steve,
                                                            et al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****
PAGE

SCARPONE,
ROBERT   7/27/94   NJ      EASTCO      1      40    Y       Scarpone, Robert
                                                            v Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

SIBONA,
RALPH    7/27/94   NJ      EASTCO      2      55    Y       Sibona, Ralph, et
                                                            al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

SYPKO,
ROBERT   7/27/94   NJ      EASTCO      2      54    Y       Sypko, Robert, et
                                                            al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

BREURE,
LEONARD  7/29/94   NJ      EASTCO      2      41    Y       Breure, Leonard,
                                                            et al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****
PAGE

CZWALGA,
JOHN     7/29/94   NJ      EASTCO      2      26    Y       Czwalga, John, et
                                                            al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

DONCSEC,
JIMMY    7/29/94   NJ      EASTCO      2      40    Y       Doncsec, Jimmy, et
                                                            al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

GUAY,
RICHARD  7/29/94   NJ      EASTCO      2      41    Y       Guay, Richard, et
                                                            al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

HAMILTON,
ESTHER   7/29/94   NJ      EASTCO      2      29    Y       Hamilton, Esther,
                                                            et al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****
PAGE

MCKERNAN,
HENRY    7/29/94   NJ      EASTCO      1      41    Y       McKernan, Henry  v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

NATALE,
JOSEPH   7/29/94   NJ      EASTCO      2      40    Y       Natale, Joseph, et
                                                            al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

PALLADINO,
CARMEN   7/29/94   NJ      EASTCO      1      41    Y       Palladino, Carmen,
                                                            et al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****
SONNTAG,
FREDERICK  7/29/94 NJ      EASTCO      2      41    Y       Sonntag,
                                                            Frederick, et al
                                                            v Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****
PAGE

STAUDT,
LOUIS    7/29/94   NJ      EASTCO      2      41    Y       Staudt, Louis, et
                                                            al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

BLONIARZ,
JOHN     8/18/94   NJ      EASTCO      2      23    Y       Bloniarz, John, et
                                                            al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

BODNER,
PAUL     8/18/94   NJ      EASTCO      2      30    Y       Bodner, Paul, et
                                                            al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

DREXLER,
RICHARD  8/18/94   NJ      EASTCO      2      54    Y       Drexler, Richard,
                                                            et al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****
PAGE

NUCASO,
ALFRED   8/18/94   NJ      EASTCO      1      22    Y       Nucaso, Alfred  v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

BARA,
STELLA   8/29/94   NJ      EASTCO      2      64    Y       Bara, Stella, et
                                                            al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

CATANESE,
ROCCO    8/29/94   NJ      EASTCO      2      47    Y       Catanese, Rocco,
                                                            et al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

DANIELS,
JESSE    8/29/94   NJ      EASTCO      1      53    Y       Daniels, Jesse  v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****
PAGE

FREDERICKS,
LAWRENCE 8/29/94   NJ      EASTCO      2      40    Y       Fredericks,
                                                            Lawrence, et al  v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

HELLER,
JOHN     8/29/94   NJ      EASTCO      2      41    Y       Heller, John,
                                                            Lawrence, et al  v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

LIPKA,
CHESTER  8/29/94   NJ      EASTCO      1      42    Y       Lipka, Chester  v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

LISTO,
LOUIS    8/29/94   NJ      EASTCO      2      47    Y       Listo, Kouis, et
                                                            al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

POECZE,
KALMAN   8/29/94   NJ      EASTCO      2      19    Y       Poecze, Kalman, et
                                                            al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

VENEZIA,
WILLIAM  8/29/94   NJ      EASTCO      2      41    Y       Venezia, William,
                                                            et al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

ZOLTANSKI,
FRANK    8/29/94   NJ      EASTCO      2      22    Y       Zoltanski, Frank,
                                                            et al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****
PAGE

FOLK,
CHARLES  8/29/94   NJ      EASTCO      1      41    N       Folk, Charles  v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

JONES,
ALFRED   8/30/94   NJ      EASTCO      1      23    N       Jones, Alfred  v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

KEARNEY,
WILLIAM  8/30/94   NJ      EASTCO      1      49    N       Kearney, William
                                                            v Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

LISTO,
PATSY    8/30/94   NJ      EASTCO      2      47    N       Listo, Patsy, et
                                                            al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****
PAGE

MEEKS,
LESTER   8/30/94   NJ      EASTCO      2      23    N       Meeks, Lester, et
                                                            al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

METALLO,
SAMUEL   8/30/94   NJ      EASTCO      2      41    N       Metallo, Samuel,
                                                            et al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

MORAN,
THOMAS   8/30/94   NJ      EASTCO      2      42    N       Moran, Thomas, et
                                                            al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

RAPPISI,
RAYMOND  8/30/94   NJ      EASTCO      2      41    N       Rappisi, Raymond,
                                                            et al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****
PAGE

WAGNER,
FREDERICK  8/30/94 NJ      EASTCO      2      41    N       Wagner, Frederick,
                                                            et al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

ZAMORSKI,
LOUIS    8/30/94   NJ      EASTCO      2      38    N       Zamorski, Louis,
                                                            et al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

DIVER,
CHARLES  8/31/94   NJ      EASTCO      2      54    N       Diver, Charles, et
                                                            al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

DUNN,
THOMAS   8/31/94   NJ      EASTCO      2      54    N       Dunn, Thomas, et
                                                            al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

GRESH,
EDWARD   8/31/94   NJ      EASTCO      2      40    N       Gresh, Edward, et
                                                            al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

HOUCK,
RAYMOND  8/31/94   NJ      EASTCO      2      49    N       Houck, Raymond, et
                                                            al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

LUBAS,
RICHARD  8/31/94   NJ      EASTCO      2      40    N       Lubas, Richard, et
                                                            al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

LaFASO,
EDWARD   8/31/94   NJ      EASTCO      2      40    N       LaFaso, Edward, et
                                                            al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****
PAGE

OSTOFF,
JOHN     8/31/94   NJ      EASTCO      2      48    N       Ostoff, John, et
                                                            al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

SINGLETARY,
JAMES    8/31/94   NJ      EASTCO      2      22    N       Singletary, James,
                                                            et al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

SWISSTACK,
RICHARD  8/31/94   NJ      EASTCO      2      55    N       Swisstack,
                                                            Richard, et al  v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****
WARHOLICK,
ALBERT   8/31/94   NJ      EASTCO      2      41    N       Warholick, Albert,
                                                            et al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****
PAGE

CHESSERE,
SALVATORE  9/12/94 NJ      EASTCO      2      65    N       Chessere,
                                                            Salvatore, et al
                                                            v Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

CRUM,
DONALD   9/12/94   NJ      EASTCO      1      12    N       Crum, Donald, et
                                                            al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

DAVIS,
DONALD   9/12/94   NJ      EASTCO      2      20    Y       Davis, Donald, et
                                                            al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****
FERRARA,
RAYMOND  9/12/94   NJ      EASTCO      2      46    N       Ferrara, Raymond,
                                                            et al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****
PAGE

FORD,
ARTHUR   9/12/94   NJ      EASTCO      2      48    N       Ford, Arthur, et
                                                            al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

GIBNEY,
SHEILA   9/12/94   NJ      EASTCO      2      63    N       Gibney, Sheila, et
                                                            al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

HAMM,
JAMES    9/12/94   NJ      EASTCO      2      21    N       Hamm, James, et al
                                                            v Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

HECKMAN,
WILLIAM  9/12/94   NJ      EASTCO      2      41    Y       Heckman, William,
                                                            et al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****
PAGE

HILAIRE,
THOMAS   9/12/94   NJ      EASTCO      2      47    Y       Hilaire, Thomas,
                                                            et al  v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

LAUDICINA,
DANIEL   9/12/94   NJ      EASTCO      1      46    Y       Laudicina, Daniel
                                                            v Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

MADJESKI,
FRANK    9/12/94   NJ      EASTCO      2      47    Y       Madjeski, Frank,
                                                            et al v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

MARTUCCI,
GEORGE   9/12/94   NJ      EASTCO      2      47    Y       Martucci, George,
                                                            et al v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****
PAGE

MAULBECK,
NORMAN   9/12/94   NJ      EASTCO      2      49    N       Maulbeck, Norman,
                                                            et al v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

SUOSSO,
FLORENCE 9/12/94   NJ      EASTCO      2      21    N       Suosso, Florence,
                                                            et al v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

BOCCHINI,
EZZIO    9/22/94   NJ      EASTCO      2      30    N       Bocchini, Ezzio,
                                                            et al v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

BOYLE,
DAVID    9/22/94   NJ      EASTCO      2      47    N       Boyle, David, et
                                                            al v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****
PAGE

BUCHTA,
WILLIAM  9/22/94   NJ      EASTCO      1      49    N       Buchta, William v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

CASTNER,
CHARLES  9/22/94   NJ      EASTCO      2      47    N       Castner, Charles,
                                                            et al v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

CEFALONI,
LIBRATORRE 9/22/94   NJ    EASTCO      2      33    N       Cefaloni,
                                                            Libratorre, et al
                                                            v Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

PAGE

CHRISTIANSON,
SIDNEY   9/22/94   NJ      EASTCO      2      47    N       Christianson,
                                                            Sidney, et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

FLECK,
RAYMOND  9/22/94   NJ      EASTCO      2      46    N       Fleck, Raymond, et
                                                            al v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

FUSS,
CARL     10/3/94   NJ      EASTCO      2      30    N       Fuss, Carl, et al
                                                            v Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****
GERDING,
ROBERT   10/3/94   NJ      EASTCO      2      49    N       Gerding, Robert,
                                                            et al v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****
PAGE

IANNACONE,
ROBERT   10/3/94   NJ      EASTCO      2      49    N       Iannacone, Robert,
                                                            et al v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

LEONARD,
JOSEPH   10/3/94   NJ      EASTCO      1      30    N       Leonard, Joseph v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

LIMONE,
MARIO    10/3/94   NJ      EASTCO      2      21    N       Limone, Mario, et
                                                            al v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

MARDRUS,
ALFRED   10/3/94   NJ      EASTCO      2      47    N       Mardrus, Alfred,
                                                            et al v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****
PAGE

MARINO,
FRANK    10/3/94   NJ      EASTCO      2      47    N       Marino, Frank,
                                                            Jr., et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

MARRON,
DONALD   10/6/94   NJ      EASTCO      2      49    N       Marron, Donald,
                                                            Jr., et al v
                                                            Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

MATHIASEN,
HAROLD   10/6/94   NJ      EASTCO      2      87    N       Mathiasen, Harold,
                                                            et al v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

McARTHUR,
DONALD   10/6/94   NJ      EASTCO      2      52    N       McArthur, Donald,
                                                            et al v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

REITER,
PAUL     10/6/94   NJ      EASTCO      1      47    N       Reiter, Paul, Jr.
                                                            v Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

SAMEK,
ALBINA   10/6/94   NJ      EASTCO      2      60    N       Samek, Albina, et
                                                            al v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

SAXE,
GARY     10/6/94   NJ      EASTCO      2      48    N       Saxe, Gary, et al
                                                            v Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****
PAGE

SONTAG,
FRED     10/6/94   NJ      EASTCO      1      46    N       Sontag, Fred, Jr.
                                                            v Pulmosan Safety
                                                            Equipment Corp.,
                                                            et al v Eastco
                                                            Industrial Safety
                                                            Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company
Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

SZABO,
LOUIS    10/6/94   NJ      EASTCO      2      47    N       Szabo, Louis, et
                                                            al v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

DAVIS,
THOMAS   5/4/94    NJ      EASTCO      2      41    Y       Davis, Thomas, et
                                                            al v Pulmosan
                                                            Safety Equipment
                                                            Corp., et al v
                                                            Eastco Industrial
                                                            Safety Corp. a/k/a
                                                            Charkate Glove and
                                                            Specialty Company

Comments:  The Company was brought into this action as a third party defendant by Pulmosan Safety Equipment Corp.
Damages:   ****

POTTER   5/17/95   NJ      EASTCO      1      47    Y       Potter, Charles v
                                                            A.C.& S., Inc.,
                                                            Eastco Industrial
                                                            Safety Corp.,
                                                            a/k/a Charkate
                                                            Glove and
                                                            Specialty Company,
                                                            et al
Comments:  The Company was brought into this action as a first party defendant
Damages:   ****

PAGE

NUNEZ    6/5/95    NJ      EASTCO      1      42    N       Nunez, Manuel v
                                                            A.C. Safety Shoe
                                                            Co., Eastco
                                                            Industrial Safety
                                                            Corp., Rite Glove
                                                            Corp., et al
Comments:  The Company and Rite Glove Corp. were brought into this action as first party defendants.
Damages:   ****

HOGATE   4/1/94    NJ      EASTCO      2      9 N   Hogate, et al v
                                                    A.P. Green
                                                    Industries, Inc.,
                                                    Eastco Industrial
                                                    Safety Corp. a/k/a
                                                    Charkate Glove and
                                                    Specialty Company,
                                                    Puerto Rico Safety
                                                    Equipment
                                                    Corporation, et al
Comments:  The Company and Puerto Rico Safety Equipment Corporation were brought into this action as first party defendants.
           NOTE No. 1: During 6/94 Eastco was brought into this action as a third party defendant by Pulmosan.
           NOTE No. 2: CHUBB advised that Puerto Rico Safety Equipment Corporation was dismissed/settled.
           Eastco still a part of this action.
Damages:   ****

CLARK,
JOAN     6/19/95   NJ      EASTCO_PR   2      91    N       Joan A. Clark,
                                                            Ind., et al v ABB
                                                            Lummus Crest,
                                                            Inc., Eastco
                                                            Industrial Safety
                                                            Corp., a/k/a
                                                            Charkate Glove and
                                                            Specialty Company,
                                                            Puerto Rico Safety
                                                            Equpment
                                                            Corporation, et al
Comments:  The Company and Puerto Rico Safety Equipment Corporation were brought into this action as first party defendants.
           NOTE:  PR settled 9/95/E open
Damages:   **